UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
  Report Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 9, 2002
                                                           -------------


                         Shelbourne Properties III, Inc.
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             (Exact name of Registrant as specified in its charter)


   Delaware                          0-16343                     04-3502381
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(State or other                    (Commission                (I.R.S. Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


c/o First Winthrop Corporation,
7 Bulfinch Place, Suite 500,
Boston, MA                                                          02114
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 (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code   (212) 319-3400
                                                  -----------------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.   Other Events

         On May 9, 2002, Shelbourne Properties III, Inc. issued a press release announcing that it would hold, along with Shelbourne Properties I, Inc. and Shelbourne Properties II, Inc., a joint Annual Meeting of their stockholders on July 9, 2002. The press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

         (c)    Exhibits

                99.1 Joint press release issued by Shelbourne Properties I, Inc., Shelbourne Properties II, Inc. and Shelbourne Properties III, Inc. on May 9, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SHELBOURNE PROPERTIES III, INC.


Date:    May 9, 2002                   By:   /s/ Dallas E. Lucas
                                          ------------------------------
                                          Name:  Dallas E. Lucas
                                          Title: Treasurer

                                  EXHIBIT INDEX

Exhibit
   No.            Description
--------          -----------
  99.1            Joint press release issued by Shelbourne Properties I, Inc.,
                  Shelbourne Properties II, Inc. and Shelbourne Properties III,
                  Inc. on May 9, 2002.